NUVEEN EQUITY FUNDS

                                        Semiannual Report dated January 31, 2003

For investors seeking long-term capital appreciation.

[PHOTO APPEARS HERE]

Nuveen Innovation Fund
Nuveen NWQ International Value Fund
Nuveen Rittenhouse Growth Fund

NUVEEN
   Investments

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

DEAR SHAREHOLDER,

[PHOTO OF TIMOTHY R. SCHWERTFEGER]

"I urge you to consider receiving future Fund reports and other Fund information by email and through the Internet.... see the inside front cover of this report for step-by-step instructions."

During the period covered by this report, your Fund continued to face an extremely difficult market environment. Slow economic growth, disappointing corporate earnings and growing geopolitical tensions combined to pressure the world's stock markets and limit equity investment opportunities.

As a result, each of the Funds in this report, along with their mutual fund peers and equity market benchmarks, reported disappointing returns for the period ended January 31, 2003. These results are discussed in more detail in the Portfolio Managers' Comments that follow. I urge you to take the time to read them.

I also urge you to consider receiving future Fund reports and other Fund information by e-mail and through the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments to those seeking to accumulate and preserve wealth. Our commitment to careful research, continual surveillance and judicious trading by an experienced portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

March 17, 2003


                           Semiannual Report | Page 1

NUVEEN INNOVATION FUND PORTFOLIO MANAGERS' COMMENTS

The Nuveen Innovation Fund features portfolio management by Columbus Circle Investors (CCI), an institutional money management firm with more than $3.5 billion in assets under management. CCI has managed the Fund since its inception in 1999. We recently spoke with Tony Rizza, portfolio manager of the Fund and senior managing director of CCI, about general market conditions and CCI's management strategy for the Fund for the period ending January 31, 2003.

Q. What kind of market environment did the Fund experience during the period ended January 31, 2003?

A. Despite a short-lived stock-market rally in the fall of 2002, the six-months ending January 31, 2003, generally were a disappointing time for growth stock investors. Although signs of an economic recovery continued to build, those signs often were mixed or relatively weak. Concerns about further terrorist attacks and the growing possibility of war in Iraq also dragged down the markets. By the end of the period, it appeared that corporate earnings gradually were improving, yet in many cases investors' fears still seemed to outweigh their willingness to take advantage of potential opportunities.

Q. How did the Fund perform during the twelve-months ended January 31, 2003?

A. The accompanying table on page 3 shows the performance of the Fund and relevant benchmarks for the twelve-months ended January 31,2003.

Q. Why did the Fund underperform these indexes and benchmark?

A. The market environment was poorly suited to our investment approach. We look for companies whose fundamentals, in our opinion, are improving beyond what the market expects and whose financial results are strong and getting stronger. Despite gradual improvements in the business climate during the twelve-month period, we still found relatively few companies that met both criteria, a situation that has been the case for several years now.

Q. How have you been managing the Fund since your last report to shareholders dated July 31, 2002?

A. We have continued to maintained a defensive strategy. If you look at the largest holdings in the Fund as of January 31, you'll see investments in some of the largest; most well-established names

The views expressed here reflect those of the Fund's portfolio manager and are subject to change at any time, based on market and other conditions. Past returns do not guarantee future performance.

                           Semiannual Report | Page 2

CLASS A SHARES - ONE-YEAR TOTAL RETURNS AS OF 1/31/03
----------------------------------------------------------------
Nuveen Innovation Fund/1/                                -43.57%
S&P 500/2/                                               -23.02%
Nasdaq Composite Index/3/                                -31.44%
Lipper Science & Technology Funds Index/4/               -41.96%
----------------------------------------------------------------

in the technology industry; Microsoft, Dell Computer, Cisco Systems, and Oracle, to name just four. For most of the reporting period, we continued to de-emphasize smaller, more speculative technology investments because we didn't see many attractive growth opportunities there.

But as the period went on, we gradually became more optimistic about market conditions. We began to cautiously establish positions in smaller technology innovators whose business appeared to us to be on the right track and who were reporting generally positive future outlooks. For instance, in January we invested in Netscreen Technologies, which makes computer-network security software. The company reported very strong fourth-quarter earnings and it anticipates a bright future, both rare from technology companies these days. Our initial position in Netscreen was small, but we are ready to increase our investment in this company and others demonstrating similar qualities if we become more confident about the future direction of the economy.

Q. What were some stocks whose performance helped the Fund?

A. The Fund benefited from investments in two well-known Internet stocks, Amazon.com and Yahoo. Amazon has slashed costs in recent years, enabling it to underprice some competitors and grow its revenues faster than expected. Yahoo continued to successfully implement its strategy of converting its Web site visitors into paying customers. A couple of healthcare investments also helped the Fund. Boston Scientific performed well, as investors anticipated the promising release of a drug-coated coronary stent system. Investors also rewarded Amgen, a leading biotechnology company, for continuing to generate solid earnings in a difficult marketplace.

/1/ Performance figures are for Class A shares at net asset value as of January
    31, 2003. Current performance may be less than the performance shown.

/2/ The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

/3/ The NASDAQ Composite Index includes all domestic and international based common stocks listed on The NASDAQ Stock Market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

/4/ The Lipper Science & Technology Funds Index is a managed index that represents the 30 largest funds in the Lipper Science & Technology Funds category. The returns assume reinvestment of dividends but do not include any brokerage commissions, sales charges or other fees. You cannot invest directly in an index.

                           Semiannual Report | Page 3

Q. Which of the Fund's investments did poorly?

A. Over the six-month reporting period, the weakest stock for the Fund was Brocade Communications Systems, which makes products to help corporations more easily access their data. Many of Brocade's customers held off on new purchases, wanting first to learn more about a soon-to-be-released competing product. Brocade's fourth-quarter earnings fell well short of expectations, and investors bid down the company's stock price.

The Fund also was hurt by its investment in Motorola. We thought Motorola's new management would meet its goal of improving market share in the wireless-phone industry. Unfortunately, that goal remains unachieved, as the company's fourth-quarter earnings report made clear. We subsequently sold our position.

Semiconductor stocks, as a group, also were poor performers after it became obvious that the business environment for the sector was not improving as some had expected. We owned a number of these companies, including Taiwan Semiconductor (subsequently sold), Texas Instruments, National Semiconductor (subsequently sold), Micron Technology (subsequently sold) and Intel.

Q. What is your outlook for the stock market, and how do you think the Fund is positioned for the future?

A. We still see many risks associated with investing in today's market, especially in the volatile technology sector, but we believe that conditions are stabilizing. In fact, our outlook is more optimistic now than at any time in the past few years. We believe that if the economic recovery begins to build momentum stocks may prove to have been priced at unreasonably low levels. Increasingly, we have been finding more stocks that fit our investment criteria, and are hopeful that we may find even more in the months ahead. Despite our optimism, we aren't abandoning our defensive management approach. We will continue to invest cautiously, but we'll also look for new and unique opportunities as they become available and as market conditions warrant.

                           Semiannual Report | Page 4

FUND SPOTLIGHT as of 1/31/03                              Nuveen Innovation Fund

QUICK FACTS

                  A SHARES     B SHARES    C SHARES    R SHARES
---------------------------------------------------------------
NAV               $   6.36     $   6.21    $   6.21    $   6.40
---------------------------------------------------------------
Inception Date      Dec 99       Dec 99      Dec 99      Dec 99
---------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03  /1/

A SHARES                           NAV                 OFFER
------------------------------------------------------------
1-Year                          -43.57%               -46.82%
------------------------------------------------------------
3-Year                          -34.35%               -35.63%
------------------------------------------------------------
Since Inception                 -30.77%               -32.07%
------------------------------------------------------------

B SHARES                      w/o CDSC                w/CDSC
------------------------------------------------------------
1-Year                          -44.00%               -46.24%
------------------------------------------------------------
3-Year                          -34.85%               -35.51%
------------------------------------------------------------
Since Inception                 -31.30%               -31.97%
------------------------------------------------------------

C SHARES                           NAV
------------------------------------------------------------
1-Year                          -44.00%
------------------------------------------------------------
3-Year                          -34.85%
------------------------------------------------------------
Since Inception                 -31.30%
------------------------------------------------------------

R SHARES                           NAV
------------------------------------------------------------
1-Year                          -43.51%
------------------------------------------------------------
3-Year                          -34.21%
------------------------------------------------------------
Since Inception                 -30.63%
------------------------------------------------------------

TOP FIVE STOCK HOLDINGS/2/

Microsoft Corporation                                   5.78%
------------------------------------------------------------
Dell Computer Corporation                               5.17%
------------------------------------------------------------
Cisco Systems, Inc.                                     5.07%
------------------------------------------------------------
Oracle Corporation                                      4.29%
------------------------------------------------------------
Amazon.com, Inc.                                        3.70%
------------------------------------------------------------

TOP FIVE INDUSTRY DIVERSIFICATION/2/

Systems Software - Information Technology              14.62%
------------------------------------------------------------
Semiconductors - Information Technology                12.85%
------------------------------------------------------------
Computer Hardware - Information Technology             11.62%
------------------------------------------------------------
Application Software - Information Technology           9.29%
------------------------------------------------------------
Networking Equipment - Information Technology           7.73%
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02  /1/

A SHARES                       NAV                     OFFER
------------------------------------------------------------
1-Year                      -42.88%                   -46.18%
------------------------------------------------------------
3-Year                      -33.50%                   -34.81%
------------------------------------------------------------
Since Inception             -31.82%                   -33.15%
------------------------------------------------------------

B SHARES                  w/o CDSC                    w/CDSC
------------------------------------------------------------
1-Year                      -43.37%                   -45.63%
------------------------------------------------------------
3-Year                      -34.02%                   -34.69%
------------------------------------------------------------
Since Inception             -32.36%                   -33.04%
------------------------------------------------------------

C SHARES                       NAV
------------------------------------------------------------
1-Year                      -43.37%
------------------------------------------------------------
3-Year                      -34.03%
------------------------------------------------------------
Since Inception             -32.36%
------------------------------------------------------------

R SHARES                       NAV
------------------------------------------------------------
1-Year                      -42.83%
------------------------------------------------------------
3-Year                      -33.36%
------------------------------------------------------------
Since Inception             -31.67%
------------------------------------------------------------

PORTFOLIO ALLOCATION

[PIE CHART APPEARS HERE]

Equities                     88.77%
----------------------------------
Cash Equivalents             11.23%
----------------------------------

PORTFOLIO STATISTICS

Net Assets ($000)                                 $   21,569
------------------------------------------------------------
Number of Stocks                                          37
------------------------------------------------------------
Average Market Capitalization (stocks)/3/         $       54 billion
------------------------------------------------------------
Beta/3/                                                 1.89
------------------------------------------------------------
Expense Ratio/4/                                        3.21
------------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

/1/ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return figures.

/2/ As a percentage of total holdings as of 1/31/03. Holdings are subject to change.

/3/ As of December 31, 2002. Beta is based on comparison with the S&P 500. See the inside back cover for more information on beta.

/4/ Class A shares after credit/reimbursement.

                           Semiannual Report | Page 5

NUVEEN NWQ INTERNATIONAL VALUE FUND PORTFOLIO MANAGERS' COMMENTS

The Nuveen NWQ International Value Fund features portfolio management by NWQ Investment Management Company, LLC (NWQ), a unit of Nuveen Investments, Inc. Founded in 1982, the firm took over management duties for the Fund in October 2002 from Columbus Circle Investors (CCI). Recently we spoke with Paul J. Hechmer, senior vice president of NWQ and the Fund's portfolio manager, about economic conditions and the Fund's performance over the reporting period.

Q. How would you describe the market environment over the six-month period ended January 31, 2003?

A. Stock investors continued to face challenging market conditions for most of the period. Many of the factors influencing U.S. financial markets, such as weak economic recovery and geopolitical tensions, affected global markets as well. The still-sluggish U.S. economy began showing some signs of growth, thanks in part to low interest rates and strong consumer spending. Nevertheless, stock indexes around the world stayed at relatively low levels despite a short-lived rally late in 2002.

Q. How did the Fund perform?

A. The accompanying table on page 7 shows the total return for the Fund and relevant benchmarks for the twelve-months ended January 31, 2003.

For the period, the Fund performed better than both the MSCI index and the Lipper International Funds index. While we are not pleased to have to report a negative total return for the one year period, we do take some satisfaction in significantly outperforming the Fund's relevant benchmarks in a very difficult market environment.

Q. What was your management strategy for the Fund since taking it over in October 2002?

A. Our core strategy is to try to buy very good companies at very attractive prices, usually resulting in a cautious, conservative approach. In general, we would rather earn a fair return on an investment rather than make a big bet on a security that offers higher return potential along with a higher risk profile.

We conduct thorough fundamental research to uncover companies that we believe are attractively valued and that we think have a catalyst that could help generate improved future performance. Through our research, we look at fundamental factors such as price-to-earnings, price-to-book, and price-to-cash-flow ratios. We also evaluate more qualitative criteria, such as a company's competitive position and the strength of its management team. Finally, we analyze the likely risks associated with all potential investments, seeking to diversify the portfolio across multiple countries and industry sectors. This process results in a portfolio of approximately 30 to 40 stocks that, in our opinion, represent very good investment opportunities for the Fund in the current market environment.

Q. Can you cite an example of the type of company that would meet your investment criteria?

A. We recently established a position in Nintendo, the world's largest producer of gaming software. In our view, Nintendo had a rock-solid balance sheet, with a net cash position that equaled two-thirds of its market value. We thought the

The views expressed here reflect those of the Fund's portfolio manager and are subject to change at any time, based on market and other conditions. Past returns do not guarantee future performance.

                           Semiannual Report | Page 6

CLASS A SHARES - ONE-YEAR TOTAL RETURNS AS OF 1/31/03
-----------------------------------------------------------
Nuveen NWQ International Value Fund/1/              -10.94%
MSCI EAFE Index/2/                                  -14.64%
Lipper International Funds Index/3/                 -16.44%
-----------------------------------------------------------

company was inexpensive using almost any measure of valuation, and we calculated that its dividend yield far exceeded the income a Japanese investor could have gotten from a Japanese government bond. In addition, recent tax-law changes in Japan made such dividend-paying investment opportunities increasingly attractive to the Japanese investors who ultimately determine the price of these types of stocks.

Q. What stocks helped the Fund's performance over the reporting period?

A. In the 4th quarter of 2002, two of the Fund's strongest performers were Amdocs, an Israeli software company serving the telecommunications industry, and Ericsson, a Swedish company and the world's largest manufacturer of wireless-telecom equipment. Both Amdocs and Ericsson had seen their stock price fall in recent years. Yet we believed both companies offered compelling value. We established positions when the stocks were trading at what we thought were attractive valuations, a decision that was rewarded in recent months.

Other investments whose performance helped the Fund during this period included British Airways, Teekay Shipping, and Companhia Vale Do Rio Doce, an iron-ore-mining company.

Q. Did any of your investments hurt the Fund's performance?

A. Reuters Group, a London-based consumer discretionary company, and BAE Systems, a leading European defense contractor, were two weak stocks for the Fund during this reporting period. Reuters's stock price tracked global financial markets downward, as the company's major customers went through layoffs and other serious financial challenges.

BAE Systems performed poorly after the company announced higher-than-expected costs on some of its current defense projects. We held on to our position in the company because we anticipate continued growth in worldwide military spending and believe that BAE Systems, a dominant company in the industry, stands to benefit if this trend continues.

Q. What is your outlook for the markets and the Fund?

A. Though we see more difficulties immediately ahead with global stock markets, we believe this may be a very good time for our style of value investing. We have been increasingly able to find solid companies available at what we thought were attractive prices. In addition, we are beginning to increase our exposure to stocks that we think will benefit from an eventual recovery.

While we are not pleased with the losses that falling stock markets have brought investors in recent years, we believe those with a longer-term view actually may have a great opportunity to invest at some of the cheapest valuations available in a long time. We think there are many more attractively priced stocks today than there were during the volatile markets we all experienced in the late 1990s. We are working to continue to position the Fund to try to take advantage of rising valuations as economic conditions improve.

/1/ Performance figures are for Class A shares at net asset value as of January
    31, 2003. Current performance may be less than the performance shown.

/2/ The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index consists of 21 developed market country indices. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

/3/ The Lipper International Funds Index is a managed index that represents the average of the 30 largest funds in the Lipper International Fund category. The index returns assume reinvestment of dividends but do not include any brokerage commissions, sales charges or other fees. You cannot invest directly in an index.

                           Semiannual Report | Page 7

FUND SPOTLIGHT as of 1/31/03                 Nuveen NWQ International Value Fund

QUICK FACTS

                   A SHARES    B SHARES    C SHARES    R SHARES
---------------------------------------------------------------
NAV                $  13.53    $  13.22    $  13.22    $  13.63
---------------------------------------------------------------
Inception Date       Dec 99      Dec 99      Dec 99      Dec 99
---------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03  /1/

A SHARES                           NAV                 OFFER
------------------------------------------------------------
1-Year                          -10.94%               -16.09%
------------------------------------------------------------
3-Year                          -14.91%               -16.58%
------------------------------------------------------------
Since Inception                 -11.83%               -13.49%
------------------------------------------------------------

B SHARES                      w/o CDSC                w/CDSC
------------------------------------------------------------
1-Year                          -11.59%               -15.12%
------------------------------------------------------------
3-Year                          -15.54%               -16.39%
------------------------------------------------------------
Since Inception                 -12.49%               -13.34%
------------------------------------------------------------

C SHARES                           NAV
------------------------------------------------------------
1-Year                          -11.60%
------------------------------------------------------------
3-Year                          -15.56%
------------------------------------------------------------
Since Inception                 -12.51%
------------------------------------------------------------

R SHARES                           NAV
------------------------------------------------------------
1-Year                          -10.70%
------------------------------------------------------------
3-Year                          -14.70%
------------------------------------------------------------
Since Inception                 -11.62%
------------------------------------------------------------

TOP FIVE STOCK HOLDINGS/2/

Teekay Shipping Corporation                          4.02%
---------------------------------------------------------
KIRIN BREWERY COMPANY, LIMITED Sponsored ADR         3.92%
---------------------------------------------------------
Amdocs Limited                                       3.82%
---------------------------------------------------------
Metso Corporation Sponsored ADR                      3.45%
---------------------------------------------------------
British Airways plc Sponsored ADR                    3.40%
---------------------------------------------------------

EQUITY DIVERSIFICATION/2/

Consumer Discretionary                              21.69%
---------------------------------------------------------
Industrials                                         20.01%
---------------------------------------------------------
Utilities                                           12.49%
---------------------------------------------------------
Consumer Staples                                    12.43%
---------------------------------------------------------
Materials                                            8.65%
---------------------------------------------------------
Financials                                           6.73%
---------------------------------------------------------
Telecommunication Services                           6.06%
---------------------------------------------------------
Energy                                               5.39%
---------------------------------------------------------
Information Technology                               2.73%
---------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02  /1/

A SHARES                            NAV              OFFER
----------------------------------------------------------
1-Year                           -12.80%            -17.83%
----------------------------------------------------------
3-Year                           -14.48%            -16.16%
----------------------------------------------------------
Since Inception                  -11.87%            -13.59%
----------------------------------------------------------

B SHARES                       w/o CDSC             w/CDSC
----------------------------------------------------------
1-Year                           -13.39%            -16.85%
----------------------------------------------------------
3-Year                           -15.10%            -15.96%
----------------------------------------------------------
Since Inception                  -12.52%            -13.40%
----------------------------------------------------------

C SHARES                            NAV
----------------------------------------------------------
1-Year                           -13.39%
----------------------------------------------------------
3-Year                           -15.10%
----------------------------------------------------------
Since Inception                  -12.52%
----------------------------------------------------------

R SHARES                            NAV
----------------------------------------------------------
1-Year                           -12.49%
----------------------------------------------------------
3-Year                           -14.25%
----------------------------------------------------------
Since Inception                  -11.63%
----------------------------------------------------------

TOP FIVE COUNTRY ALLOCATION/2/

United Kingdom                                      26.02%
---------------------------------------------------------
Japan                                               22.94%
---------------------------------------------------------
Germany                                              8.37%
---------------------------------------------------------
Hong Kong                                            6.20%
---------------------------------------------------------
Italy                                                6.02%
---------------------------------------------------------

PORTFOLIO STATISTICS

Net Assets ($000)                                $ 17,426
---------------------------------------------------------
Number of Stocks                                       39
---------------------------------------------------------
Beta/3/                                              0.97
---------------------------------------------------------
Expense Ratio/4/                                     1.70
---------------------------------------------------------

SHAREHOLDER MEETING REPORT

The Shareholder Meeting was held October 4, 2002 in Chicago at Nuveen's headquarters.

Approval of the new sub-advisory agreement was reached as follows:
------------------------------------------------------------------
For                                                        717,951
Against                                                      5,255
Abstain                                                      8,738
------------------------------------------------------------------
Total                                                      731,944
------------------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

/1/ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return figures.

/2/ As a percentage of total holdings as of 1/31/03. Holdings are subject to change.

/3/ As of December 31, 2002. Beta is based on comparison with the MSCI EAFE
    Index. See the inside back cover for more information on beta.

/4/ Class A shares after credit/reimbursement.

                           Semiannual Report | Page 8

NUVEEN RITTENHOUSE GROWTH FUND PORTFOLIO MANAGERS' COMMENTS

We recently spoke with John P. Waterman, chief investment officer of Rittenhouse, a unit of Nuveen Investments, Inc. and portfolio manager of the Nuveen Rittenhouse Growth Fund. John offered his thoughts on general economic and market conditions, and on the performance of the Fund for the period ended January 31, 2003.

Q. What were the general economic and market conditions over the period covered by this report?

A. In our last shareholder report dated July 31, 2002, we observed that many were worried about the potential for a double-dip recession. For the most part, those worries eased during the six months ended January 31, 2003,as the economy continued to improve at a moderate pace. Corporate earnings began to recover during the third and fourth quarters of 2002, and inflation and interest rates stayed at historically low levels. Unfortunately, the generally favorable news did not translate into sustained better performance for most stocks. Except for a six-week period during the fourth quarter of last year, valuations of many stocks continued to fall, even for a number of companies that reported surprisingly strong earnings. Ongoing concerns about corporate accounting, terrorist threats, and the potential for war in Iraq contributed to these declining valuations.

Q. In this environment, how did the Fund perform?

A. Despite the relatively unfavorable conditions for the common stocks of many growth-oriented companies, we were disappointed by the Fund's performance over the twelve months ended January 31, 2003.These results, as well as relevant benchmarks, are shown in the accompanying table on page 10.

For this period, the Fund's total return of -26.87% trailed the Standard & Poor's 500 Index, which returned -23.02 percent over the same time frame. The Fund's focus on large-cap growth stocks, among the market's worst performers in 2002, hurt the Fund's performance relative to the S&P 500, which includes a variety of value and smaller-cap stocks as well as larger-cap growth issues.

The Fund did outperform two common measures of large-cap growth stock performance; the Russell 1000 Growth Index, which returned -29.07 percent, and the Lipper Large-Cap Growth Funds Index, which returned -28.44 percent during the twelve months ended January 31, 2003.

While not pleased with these results, we take some satisfaction in outperforming the two growth stock benchmarks, and we believe better days lie ahead if the economy continues to improve in the coming months and years.

Q. What was your management strategy during the reporting period?

A. We kept our basic strategy the same, looking

The views expressed here reflect those of the Fund's portfolio manager and are subject to change at any time, based on market and other conditions. Past returns do not guarantee future performance.

                           Semiannual Report | Page 9

CLASS A SHARES - ONE-YEAR TOTAL RETURNS AS OF 1/31/03
-----------------------------------------------------------
Nuveen Rittenhouse Growth Fund/1/                   -26.87%
S&P 500/2/                                          -23.02%
Russell 1000 Growth Index/3/                        -29.07%
Lipper Large-Cap Growth Funds Index/4/              -28.44%
-----------------------------------------------------------

for highly regarded, blue-chip, market leading growth companies that have distinguished themselves over time. With the market environment so uncertain during much of the reporting period, we redoubled our efforts to find quality companies displaying consistent earnings growth.

The portfolio continued to include a mix of what we categorized as stable-growth stocks and, to a lesser extent, cyclical-growth stocks. We define stable-growth companies as those with a history of generating steady earnings regardless of the overall economic environment, while we see cyclical-growth stocks as those tending to have rising earnings when the economy is improving. In the market conditions prevalent over the reporting period, we believed a mix of stable- and cyclical-growth stocks would help diversify the Fund and reduce its overall risk. In particular, we wanted the Fund to own companies that could deliver positive earnings in both good and bad economic times, and we wanted to avoid owning deep cyclicals, companies whose earnings are strongly correlated to economic fluctuations.

In another tactic to potentially reduce risk, we increased the Fund's diversification by owning a few more stocks than usual. As of the end of the reporting period, we owned 37 stocks in the Fund, up from 36 when the period began and from the approximately 30 to 32 we prefer to own during more favorable market conditions.

Q. Which stocks helped Fund performance during the reporting period?

A. The Fund's results were helped by two stocks - Oracle, a software company, and Nokia, the Finnish mobile phone maker. Despite the generally weak, and in some cases negative, earnings delivered by many technology and telecommunications companies during the period, both Oracle and Nokia fared relatively very well and continued to grow their profits. Consistent with our investment philosophy, we owned Oracle and Nokia because we believed they had strong fundamentals and were leaders in their industry, factors that worked to the Fund's benefit during the period.

Investments in Sysco and SLM also helped the Fund. We consider both to be stable-growth companies, and they continued to deliver strong

/1/ Performance figures are for Class A shares at net asset value as of January
    31, 2003. Current performance may be less than the performance shown.

/2/ The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

/3/ The Russell 1000 Growth Index measures the performance of those Russell
    1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index represents companies with an average market capitalization of approximately $11 billion and a median market capitalization of approximately $3.5 billion. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

/4/ The Lipper Large-Cap Growth Fund Index is a managed index that represents the average of the 30 largest funds in the Large-Cap Growth Funds category. The index returns assume reinvestment of dividends but do not include any brokerage commissions, sales charges or other fees. You cannot invest directly in an index.

                           Semiannual Report | Page 10
earnings despite the difficult economy. Sysco, which we cited as a strong performer in our last shareholder report, is the largest food distributor in the United States. SLM (formerly Sallie Mae) finances student loans. As investors became attracted to these companies, their valuations rose and eventually became what we considered to be somewhat expensive. We have kept our positions in these firms small and will continue to monitor them closely for signs of decline.

Q. Were you disappointed by any of the Fund's investments?

A. Two of the Fund's biggest disappointments over this period were medical products maker Baxter International and home retailer Home Depot (both subsequently sold). Both companies delivered positive earnings growth, yet saw their stock prices decline because of questions about their growth outlooks. This experience highlights how difficult a stock-selection environment it has been, and how frustrating it can be to select stocks with solid fundamentals and earnings and watch their prices go down anyway.

However, the Fund's worst performer during the period was Electronic Data Systems (EDS), a systems management and consulting firm. Unlike Baxter and Home Depot, EDS reported earnings that were substantially below the expectations of many analysts. This performance was both surprising and disappointing, since EDS has a number of long-term contracts and a diversified client base, and many considered an EDS holding to be relatively defensive in these markets. We subsequently sold our modest position in EDS.

Also hurting performance were investments in semiconductor manufacturer Texas Instruments and conglomerate General Electric. Texas Instruments declined in value along with the entire semiconductor industry, yet we maintained our investment in the company because we wanted to be positioned to benefit should market conditions turn around. GE saw its earnings growth decelerate significantly during the period, the result of weakness in some of its key business units. Here, too, we maintained our position because the company has a relatively high dividend yield, an outstanding credit rating, and its stock appears to be trading at a reasonable valuation, all factors that may set the stage for better future performance.

Q. What is your outlook for the markets and the Fund over the coming months?

A. We are prepared for a variety of potential economic scenarios, but we believe that the most likely one is a continued slow recovery. Because a large part of the Fund's portfolio consists of companies whose earnings have tended to hold up in a slow-growth economy, we think we're well positioned for such a scenario.

Regardless of what happens in the economy, we believe that the stocks we own are positioned to deliver solid earnings in 2003. They also appear to be reasonably valued. In fact, it is our opinion that large-cap growth stocks, after several years of underperformance relative to value and small-cap stocks, are more attractively priced than they have been in the last few years. Though there's no way to know when large-cap growth stocks will recover, we're optimistic about the long-term potential of the market-leading companies we seek to own in the Fund.

                           Semiannual Report | Page 11

FUND SPOTLIGHT as of 1/31/03                      Nuveen Rittenhouse Growth Fund

QUICK FACTS

                  A SHARES    B SHARES     C SHARES    R SHARES
---------------------------------------------------------------
NAV               $  16.33    $  15.72     $  15.73    $  16.54
---------------------------------------------------------------
Inception Date      Dec 97      Dec 97       Dec 97      Dec 97
---------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03  /1/

A SHARES                           NAV                OFFER
-----------------------------------------------------------
1-Year                          -26.87%              -31.07%
-----------------------------------------------------------
5-Year                          - 4.34%              - 5.46%
-----------------------------------------------------------
Since Inception                 - 3.85%              - 4.97%
-----------------------------------------------------------

B SHARES                        w/o CDSC             w/CDSC
-----------------------------------------------------------
1-Year                          -27.46%              -30.36%
-----------------------------------------------------------
5-Year                          - 5.05%              - 5.24%
-----------------------------------------------------------
Since Inception                 - 4.57%              - 4.76%
-----------------------------------------------------------

C SHARES                           NAV
-----------------------------------------------------------
1-Year                          -27.48%
-----------------------------------------------------------
5-Year                          - 5.04%
-----------------------------------------------------------
Since Inception                 - 4.56%
-----------------------------------------------------------

R SHARES                           NAV
-----------------------------------------------------------
1-Year                          -26.72%
-----------------------------------------------------------
5-Year                          - 4.10%
-----------------------------------------------------------
Since Inception                 - 3.61%
-----------------------------------------------------------

TOP FIVE STOCK HOLDINGS/2/

Pfizer Inc.                                          5.20%
---------------------------------------------------------
Medtronic, Inc.                                      4.18%
---------------------------------------------------------
General Electric Company                             4.15%
---------------------------------------------------------
Microsoft Corporation                                4.09%
---------------------------------------------------------
American International Group, Inc.                   4.07%
---------------------------------------------------------

EQUITY DIVERSIFICATION/2/

Healthcare                                          22.35%
---------------------------------------------------------
Financials                                          21.92%
---------------------------------------------------------
Consumer Staples                                    16.46%
---------------------------------------------------------
Information Technology                              14.43%
---------------------------------------------------------
Industrials                                         12.70%
---------------------------------------------------------
Consumer Discretionary                               8.01%
---------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02  /1/

A SHARES                       NAV                   OFFER
----------------------------------------------------------
1-Year                      -27.20%                 -31.38%
----------------------------------------------------------
5-Year                      - 3.45%                 - 4.59%
----------------------------------------------------------
Since Inception             - 3.45%                 - 4.59%
----------------------------------------------------------

B SHARES                  w/o CDSC                  w/CDSC
----------------------------------------------------------
1-Year                      -27.75%                 -30.64%
----------------------------------------------------------
5-Year                      - 4.17%                 - 4.36%
----------------------------------------------------------
Since Inception             - 4.17%                 - 4.36%
----------------------------------------------------------

C SHARES                       NAV
----------------------------------------------------------
1-Year                      -27.77%
----------------------------------------------------------
5-Year                      - 4.15%
----------------------------------------------------------
Since Inception             - 4.15%
----------------------------------------------------------

R SHARES                       NAV
----------------------------------------------------------
1-Year                      -27.05%
----------------------------------------------------------
5-Year                      - 3.21%
----------------------------------------------------------
Since Inception             - 3.21%
----------------------------------------------------------

PORTFOLIO ALLOCATION

[PIE CHART APPEARS HERE]

Equities                     95.87%
----------------------------------
Cash Equivalents/Other        4.13%
----------------------------------

PORTFOLIO STATISTICS

Net Assets ($000)                              $   278,500
----------------------------------------------------------
Number of Stocks                                        37
----------------------------------------------------------
Average Market Capitalization (stocks)/3/      $        94 billion
----------------------------------------------------------
Beta/3/                                                .86
----------------------------------------------------------
Expense Ratio/4/                                      1.62
----------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

/1/ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return figures.

/2/ As a percentage of total holdings as of 1/31/03. Holdings are subject to change.

/3/ As of December 31, 2002. Beta is based on comparison with the S&P 500. See the inside back cover for more information on beta.

/4/ Class A shares after credit/reimbursement.

                           Semiannual Report | Page 12

Portfolio of Investments (Unaudited)
NUVEEN INNOVATION FUND
January 31, 2003


                                                                   Market
Shares Description                                                  Value
-------------------------------------------------------------------------
       COMMON STOCKS - 91.2%

       Consumer Discretionary - 3.8%

37,500 Amazon.com, Inc. #                                 $       819,375
-------------------------------------------------------------------------
       Healthcare - 7.7%

13,000 Amgen Inc. #                                               662,480

11,500 Boston Scientific Corporation #                            465,175

 5,000 Cephalon, Inc. #                                           232,650

 6,500 Medtronic, Inc.                                            291,980
-------------------------------------------------------------------------
       Information Technology - 78.5%

10,500 Adobe Systems Incorporated                                 277,410

37,000 Advanced Micro Devices, Inc. #                             193,880

 8,000 Affiliated Computer Services, Inc. - Class A #             433,760

16,700 American Power Conversion Corporation #                    259,852

45,000 Applied Materials, Inc. #                                  538,650

31,500 Broadcom Corporation - Class A #                           426,510

34,000 Brocade Communications Systems, Inc. #                     151,980

84,000 Cisco Systems, Inc. #                                    1,123,080

48,000 Dell Computer Corporation #                              1,145,280

66,000 EMC Corporation #                                          508,200

38,000 Flextronics International Ltd. #                           306,280

46,200 Hewlett-Packard Company                                    804,342

50,000 Intel Corporation                                          783,000

 8,000 International Business Machines Corporation (IBM)          625,840

24,000 Itron, Inc. #                                              382,800

33,000 McDATA Corporation - Class B #                             261,690

19,500 Mercury Interactive Corporation #                          691,665

30,000 Microchip Technology Incorporated                          662,700

27,000 Microsoft Corporation                                    1,281,420

 9,000 NetScreen Technologies, Inc. #                             177,210

56,000 Nokia Oyj Sponsored ADR                                    805,840

79,000 Oracle Corporation #                                       950,370

37,000 PeopleSoft, Inc. #                                         717,430

10,500 QUALCOMM Inc.                                              395,430

48,500 Siebel Systems, Inc. #                                     405,460

33,000 Texas Instruments Incorporated                             524,700

21,500 United Online, Inc. #                                      301,215

40,000 VERITAS Software Corporation #                             730,080

22,000 webMethods, Inc. #                                         245,080

13,000 Xilinx, Inc. #                                             257,270

31,000 Yahoo! Inc. #                                              564,200
-------------------------------------------------------------------------
       Telecommunication Services - 1.2%

44,000 AT&T Wireless Services Inc. #                              267,080
-------------------------------------------------------------------------
       Total Common Stocks (cost $24,589,812)                  19,671,364
       -----------------------------------------------------------------

----
13

Portfolio of Investments (Unaudited)
NUVEEN INNOVATION FUND (continued)
January 31, 2003

   Principal                                                              Market
Amount (000) Description                                                   Value
--------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 11.5%

    $  2,489 State Street Bank Repurchase Agreement, 1.220%,    $     2,489,000
------------  dated 1/31/03, due 2/03/03, repurchase price
              $2,489,253, collateralized by U.S. Treasury Bonds


             ------------------------------------------------------------------
             Total Short-Term Investments (cost $2,489,000)           2,489,000

             ------------------------------------------------------------------
             Total Investments (cost $27,078,812) - 102.7%           22,160,364

             ------------------------------------------------------------------
             Other Assets Less Liabilities - (2.7)%                    (591,537)

             ------------------------------------------------------------------
             Net Assets - 100%                                  $    21,568,827

             ------------------------------------------------------------------

           #  Non-income producing.



                                See accompanying notes to financial statements.


----
14

Portfolio of Investments (Unaudited)
NUVEEN NWQ INTERNATIONAL VALUE FUND
(Formerly the Nuveen International Growth Fund)
January 31, 2003


                                                                               Market
 Shares Description                                                             Value
-------------------------------------------------------------------------------------
        COMMON STOCKS - 96.7%

        Consumer Discretionary - 21.9%

 24,000 DAI NIPPON PRINTING CO., LTD. Unsponsored ADR                 $       502,250

 10,544 Daiwa House Industry Co., Ltd. Unsponsored ADR                        588,122

 58,000 Makita Corporation Sponsored ADR                                      377,000

 49,600 Matsushita Electric Industrial Co., Ltd. Sponsored ADR                482,608

 47,465 Nintendo Co., Ltd. ADR                                                471,090

 17,200 Reuters Group plc Sponsored ADR                                       304,440

 45,570 Trinity Mirror plc ADR                                                553,539

 88,900 Volkswagen AG Sponsored ADR                                           540,139
-------------------------------------------------------------------------------------
        Consumer Staples - 12.6%

 54,300 Associated British Foods plc Unsponsored ADR                          458,764

 29,907 J Sainsbury plc Sponsored ADR                                         462,581

  1,000 Kao Corporation Unsponsored ADR                                       203,852

 94,600 KIRIN BREWERY COMPANY, LIMITED Sponsored ADR                          690,580

 31,225 Shiseido Company, Limited Sponsored ADR                               372,283
-------------------------------------------------------------------------------------
        Energy - 5.4%

 11,610 EnCana Corp.                                                          364,670

  7,700 Eni S.p.A. Sponsored ADR                                              584,815
-------------------------------------------------------------------------------------
        Financials - 6.8%

 20,680 Bayerische Hypo-und Vereinsbank AG (HVB Group) ADR                    275,271

    460 Deutsche Bank AG                                                       19,720

  8,366 Deutsche Bank AG Sponsored ADR                                        358,650

125,579 Hang Lung Group Limited                                               531,312
-------------------------------------------------------------------------------------
        Industrials - 20.2%

 53,180 BAE SYSTEMS plc Sponsored ADR                                         397,728

 31,140 British Airways plc Sponsored ADR #                                   599,445

  5,500 Henkel KGaA Sponsored ADR                                             280,503

      1 Hunter Douglas N.V. Sponsored ADR                                           7

 59,200 Metso Corporation Sponsored ADR                                       606,800

 22,600 Technip-Coflexip SA ADR                                               350,978

 18,150 Teekay Shipping Corporation                                           708,032

 46,242 Tomkins plc Sponsored ADR                                             579,412
-------------------------------------------------------------------------------------
        Information Technology - 3.9%

 51,820 Amdocs Limited #                                                      673,142
-------------------------------------------------------------------------------------
        Materials - 7.2%

 23,430 Barrick Gold Corporation                                              385,424

 20,400 Companhia Vale do Rio Doce (CVRD) ADR                                 564,060

 23,220 Gold Fields Limited Sponsored ADR                                     304,879
-------------------------------------------------------------------------------------
        Telecommunication Services - 6.1%

 41,690 Telefonaktiebolaget LM Ericsson Sponsored ADR #                       338,940

  9,600 Telecom Italia SpA Sponsored ADR                                      475,104

  8,440 Telefonos de Mexico SA de CV (Telmex) - Class L Sponsored ADR         252,694


----
15

Portfolio of Investments (Unaudited)
NUVEEN NWQ INTERNATIONAL VALUE FUND (continued)
(Formerly the Nuveen International Growth Fund)
January 31, 2003

                                                                                    Market
      Shares Description                                                             Value
------------------------------------------------------------------------------------------
             Utilities - 12.6%

     139,310 CLP Holdings Limited Sponsored ADR                           $       560,820

      32,000 EDP-Electricidade de Portugal, S.A. Sponsored ADR                    523,520

      17,200 Huaneng Power International, Inc. Sponsored ADR                      562,956

      28,190 United Utilities plc Sponsored ADR                                   552,523
------------------------------------------------------------------------------------------
             Total Common Stocks (cost $15,465,960)                            16,858,653
             ---------------------------------------------------------------------------
             PREFERRED STOCKS - 1.5%

             Materials - 1.5%

       7,600 Freeport-McMoRan Copper & Gold, Inc. - Class B                       268,660
------------------------------------------------------------------------------------------
             Total Preferred Stocks (cost $204,894)                               268,660
             ---------------------------------------------------------------------------

   Principal                                                                        Market
Amount (000) Description                                                             Value
------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 2.8%

    $    481 State Street Bank Repurchase Agreement, 1.220%, dated                481,000
------------  1/31/03, due 2/03/03, repurchase price $481,049, collateralized by U.S. Treasury Bonds


             ---------------------------------------------------------------------------
             Total Short-Term Investments (cost $481,000)                         481,000

             ---------------------------------------------------------------------------
             Total Investments (cost $16,151,854) - 101.0%                     17,608,313
             ---------------------------------------------------------------------------
             Other Assets Less Liabilities - (1.0)%                              (182,207)
             ---------------------------------------------------------------------------
             Net Assets - 100%                                            $    17,426,106

             ---------------------------------------------------------------------------

           #  Non-income producing.

         Country Allocation (as a percentage of the Fund's net assets)

                              United Kingdom 26.2%
                              --------------------
                              Japan           23.2
                              --------------------
                              Germany          8.5
                              --------------------
                              Hong Kong        6.3
                              --------------------
                              Italy            6.1
                              --------------------
                              United States    4.3
                              --------------------
                              Canada           4.3
                              --------------------
                              Bahamas          4.1
                              --------------------
                              Finland          3.5
                              --------------------
                              China            3.2
                              --------------------
                              Brazil           3.2
                              --------------------
                              Portugal         3.0
                              --------------------
                              Sweden           1.9
                              --------------------
                              South Africa     1.7
                              --------------------
                              Mexico           1.5
                              --------------------

                                See accompanying notes to financial statements.

----
16

Portfolio of Investments (Unaudited)
NUVEEN RITTENHOUSE GROWTH FUND
January 31, 2003

                                                                    Market
 Shares Description                                                  Value
--------------------------------------------------------------------------
        COMMON STOCKS - 96.3%

        Consumer Discretionary - 8.0%

122,000 Bed Bath & Beyond Inc. #                           $     4,090,660

145,000 Lowe's Companies, Inc.                                   4,956,100

100,000 Target Corporation                                       2,821,000

220,000 Wal-Mart Stores, Inc.                                   10,516,000
--------------------------------------------------------------------------
        Consumer Staples - 16.5%

 88,000 The Coca-Cola Company                                    3,560,480

170,000 Colgate-Palmolive Company                                8,654,700

249,000 PepsiCo, Inc.                                           10,079,520

 75,000 The Procter & Gamble Company                             6,417,750

278,000 Sysco Corporation                                        8,164,860

315,000 Walgreen Co.                                             9,135,000
--------------------------------------------------------------------------
        Financials - 22.1%

 95,000 AFLAC INCORPORATED                                       3,077,050

210,000 American International Group, Inc.                      11,365,200

204,000 Citigroup Inc.                                           7,013,520

140,000 Fannie Mae                                               9,058,000

125,000 Marsh & McLennan Companies, Inc.                         5,328,750

461,500 MBNA Corporation                                         7,767,045

 52,000 SLM Corporation                                          5,523,960

132,000 State Street Corporation                                 5,225,880

146,000 Wells Fargo & Company                                    6,916,020
--------------------------------------------------------------------------
        Healthcare - 22.5%

200,000 Amgen Inc. #                                            10,192,000

179,000 Cardinal Health, Inc.                                   10,441,070

193,000 Johnson & Johnson                                       10,346,730

260,000 Medtronic, Inc.                                         11,679,200

479,000 Pfizer Inc.                                             14,542,440

 60,000 UnitedHealth Group Incorporated                          5,274,000
--------------------------------------------------------------------------
        Industrials - 12.7%

 65,000 3M Co.                                                   8,095,750

210,000 Automatic Data Processing, Inc. #                        7,280,700

125,000 First Data Corporation                                   4,300,000

501,000 General Electric Company                                11,593,140

 70,000 United Parcel Service, Inc. - Class B                    4,223,100
--------------------------------------------------------------------------
        Information Technology - 14.5%

400,000 Cisco Systems, Inc. #                                    5,348,000

155,000 Dell Computer Corporation #                              3,698,300

105,000 International Business Machines Corporation (IBM)        8,214,150

241,000 Microsoft Corporation                                   11,437,860

280,000 Nokia Oyj Sponsored ADR                                  4,029,200

263,000 Oracle Corporation #                                     3,163,890

280,000 Texas Instruments Incorporated                           4,452,000
--------------------------------------------------------------------------
        Total Common Stocks (cost $341,197,096)                267,983,025
        -----------------------------------------------------------------

----
17

Portfolio of Investments (Unaudited)
NUVEEN RITTENHOUSE GROWTH FUND (continued)
January 31, 2003


   Principal                                                              Market
Amount (000) Description                                                   Value
--------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 4.1%

     $11,547 State Street Bank Repurchase Agreement, 1.220%,    $    11,546,808
------------  dated 1/31/03, due 2/03/03, repurchase price
              $11,547,982, collateralized by
              U.S. Treasury Bonds


             -----------------------------------------------------------------
             Total Short-Term Investments (cost $11,546,808)         11,546,808

             -----------------------------------------------------------------
             Total Investments (cost $352,743,904) - 100.4%         279,529,833

             -----------------------------------------------------------------
             Other Assets Less Liabilities - (0.4)%                  (1,030,056)

             -----------------------------------------------------------------
             Net Assets - 100%                                  $   278,499,777

             -----------------------------------------------------------------

           #  Non-income producing.



                                See accompanying notes to financial statements.

----
18

Statement of Assets and Liabilities (Unaudited)
January 31, 2003

                                                                                             NWQ
                                                                                   International   Rittenhouse
                                                                        Innovation         Value        Growth
-------------------------------------------------------------------- ------------  ------------- ------------
Assets
Investment securities, at market value
 (cost $27,078,812, $16,151,854 and $352,743,904, respectively)      $ 22,160,364  $ 17,608,313  $279,529,833
Cash                                                                          783           254            --
Receivables:
  Dividends and interest                                                      785        43,639       269,941
  Fund manager                                                                 --        23,323            --
  Reclaims receivable                                                          --        21,869            --
  Investments sold                                                        141,146       188,568            --
  Shares sold                                                                 895       285,740       195,627
Other assets                                                                5,011            32       101,325
-------------------------------------------------------------------- ------------  ------------- ------------
    Total assets                                                       22,308,984    18,171,738   280,096,726
-------------------------------------------------------------------- ------------  ------------- ------------
Liabilities
Payables:
  Investments purchased                                                   272,043       275,325            --
  Shares redeemed                                                         229,969       441,071       695,870
Accrued expenses:
  Management fees                                                          19,767            --       209,668
  12b-1 distribution and service fees                                      15,184         5,980       202,613
  Shareholder's servicing agent                                           115,950        21,366       262,570
  Other                                                                    87,244         1,890       226,228
-------------------------------------------------------------------- ------------  ------------- ------------
    Total liabilities                                                     740,157       745,632     1,596,949
-------------------------------------------------------------------- ------------  ------------- ------------
Net assets                                                           $ 21,568,827  $ 17,426,106  $278,499,777
-------------------------------------------------------------------- ------------  ------------- ------------
Class A Shares
Net assets                                                           $  4,156,653  $  3,371,125  $ 56,479,548
Shares outstanding                                                        653,894       249,170     3,459,342
Net asset value and redemption price per share                       $       6.36  $      13.53  $      16.33
Offering price per share (net asset value per share plus
 maximum sales charge of 5.75% of offering price)                    $       6.75  $      14.36  $      17.33
-------------------------------------------------------------------- ------------  ------------- ------------
Class B Shares
Net assets                                                           $  6,821,558  $  2,223,478  $122,297,766
Shares outstanding                                                      1,098,839       168,190     7,778,784
Net asset value, offering and redemption price per share             $       6.21  $      13.22  $      15.72
-------------------------------------------------------------------- ------------  ------------- ------------
Class C Shares
Net assets                                                           $  8,788,987  $  3,700,515  $ 89,567,505
Shares outstanding                                                      1,414,905       279,931     5,693,542
Net asset value, offering and redemption price per share             $       6.21  $      13.22  $      15.73
-------------------------------------------------------------------- ------------  ------------- ------------
Class R Shares
Net assets                                                           $  1,801,629  $  8,130,988  $ 10,154,958
Shares outstanding                                                        281,467       596,420       614,111
Net asset value, offering and redemption price per share             $       6.40  $      13.63  $      16.54
-------------------------------------------------------------------- ------------  ------------- ------------

Net Assets Consist of:
-------------------------------------------------------------------- ------------  ------------- ------------
Capital paid-in                                                      $109,702,041  $ 33,839,806  $435,896,616
Undistributed (Over-distribution of) net investment income                     --            --            --
Accumulated net realized gain (loss) from investments and
  foreign currency transactions                                       (83,214,766)  (17,875,723)  (84,182,768)
Net unrealized appreciation (depreciation) of investments              (4,918,448)    1,456,459   (73,214,071)
Net unrealized appreciation on translation of assets and liabilities
 denominated in foreign currencies                                             --         5,564            --
-------------------------------------------------------------------- ------------  ------------- ------------
Net assets                                                           $ 21,568,827  $ 17,426,106  $278,499,777
-------------------------------------------------------------------- ------------  ------------- ------------

                                See accompanying notes to financial statements.

----
19

Statement of Operations (Unaudited)
Six Months Ended January 31, 2003

                                                                                                      NWQ
                                                                                            International    Rittenhouse
                                                                                 Innovation         Value         Growth
------------------------------------------------------------------------------ -----------  -------------  ------------
Investment Income
Dividends (net of foreign tax withheld of $0, $6,778 and $0, respectively)     $    15,951    $   143,950  $  1,694,935
Interest                                                                             8,711          4,701        54,984
------------------------------------------------------------------------------------------------------------------------
Total investment income                                                             24,662        148,651     1,749,919
------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                    120,256         93,721     1,318,451
12b-1 service fees - Class A                                                         6,108          4,223        77,431
12b-1 distribution and service fees - Class B                                       37,665         11,704       687,885
12b-1 distribution and service fees - Class C                                       48,841         20,037       498,756
Shareholders' servicing agent fees and expenses                                    162,827         33,951       569,613
Custodian's fees and expenses                                                       20,508         23,498        48,484
Trustees' fees and expenses                                                          3,138          2,024        20,246
Professional fees                                                                    6,109          6,994        41,416
Shareholders' reports - printing and mailing expenses                               18,405          8,974       101,149
Federal and state registration fees                                                 22,464         22,685        23,652
Other expenses                                                                       2,584          1,520        27,100
------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement               448,905        229,331     3,414,183
  Custodian fee credit                                                              (1,253)        (4,562)         (673)
  Expense reimbursement                                                                 --        (59,686)           --
------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                       447,652        165,083     3,413,510
------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                      (422,990)       (16,432)   (1,663,591)
------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
  Investment transactions                                                       (5,086,031)    (1,423,832)  (20,814,732)
  Foreign currencies                                                                    --         50,644            --
Net change in unrealized appreciation or depreciation of investments             3,325,491        802,585       974,787
Net change in unrealized appreciation on translation of assets and liabilities
 denominated in foreign currencies                                                      --          2,022            --
------------------------------------------------------------------------------------------------------------------------
Net gain (loss)                                                                 (1,760,540)      (568,581)  (19,839,945)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                          $(2,183,530)   $  (585,013) $(21,503,536)
------------------------------------------------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

----
20

Statement of Changes in Net Assets (Unaudited)

                                                             Innovation                NWQ International Value
                                                   ------------------------------  ------------------------------
                                                   Six Months Ended     Year Ended Six Months Ended     Year Ended
                                                            1/31/03        7/31/02          1/31/03        7/31/02
-------------------------------------------------  ----------------  ------------  ----------------  ------------
Operations
Net investment income (loss)                            $  (422,990) $ (1,159,989)      $   (16,432) $   (225,830)
Net realized gain (loss):
 Investment transactions                                 (5,086,031)  (10,506,944)       (1,423,832)   (3,716,685)
 Foreign currencies                                              --            --            50,644       (52,320)
Net change in unrealized appreciation or
 depreciation of investments                              3,325,491    (9,812,645)          802,585       541,847
Net change in unrealized appreciation on
 translation of assets and liabilities
 denominated in foreign currencies                               --            --             2,022         4,313
-------------------------------------------------  ----------------  ------------  ----------------  ------------
Net increase (decrease) in net assets from
 operations                                              (2,183,530)  (21,479,578)         (585,013)   (3,448,675)
-------------------------------------------------  ----------------  ------------  ----------------  ------------
Fund Share Transactions
Net proceeds from sale of shares                          1,843,024     3,770,693         6,144,227    10,200,874
Cost of shares redeemed                                  (5,084,836)  (15,724,156)       (7,764,050)  (16,786,848)
-------------------------------------------------  ----------------  ------------  ----------------  ------------
Net increase (decrease) in net assets from Fund
 share transactions                                      (3,241,812)  (11,953,463)       (1,619,823)   (6,585,974)
-------------------------------------------------  ----------------  ------------  ----------------  ------------
Net increase (decrease) in net assets                    (5,425,342)  (33,433,041)       (2,204,836)  (10,034,649)
Net assets at the beginning of period                    26,994,169    60,427,210        19,630,942    29,665,591
-------------------------------------------------  ----------------  ------------  ----------------  ------------
Net assets at the end of period                         $21,568,827  $ 26,994,169       $17,426,106  $ 19,630,942
-------------------------------------------------  ----------------  ------------  ----------------  ------------
Undistributed net investment income at the end of
 period                                                 $        --  $         --       $        --  $         --
-------------------------------------------------  ----------------  ------------  ----------------  ------------

                                                          Rittenhouse Growth
                                                   -------------------------------
                                                   Six Months Ended      Year Ended
                                                            1/31/03         7/31/02
-------------------------------------------------  ----------------  -------------
Operations
Net investment income (loss)                           $ (1,663,591) $  (5,216,435)
Net realized gain (loss):
 Investment transactions                                (20,814,732)   (63,310,625)
 Foreign currencies                                              --             --
Net change in unrealized appreciation or
 depreciation of investments                                974,787    (73,928,263)
Net change in unrealized appreciation on
 translation of assets and liabilities
 denominated in foreign currencies                               --             --
-------------------------------------------------  ----------------  -------------
Net increase (decrease) in net assets from
 operations                                             (21,503,536)  (142,455,323)
-------------------------------------------------  ----------------  -------------
Fund Share Transactions
Net proceeds from sale of shares                         15,674,831     44,517,883
Cost of shares redeemed                                 (61,134,740)  (110,333,212)
-------------------------------------------------  ----------------  -------------
Net increase (decrease) in net assets from Fund
 share transactions                                     (45,459,909)   (65,815,329)
-------------------------------------------------  ----------------  -------------
Net increase (decrease) in net assets                   (66,963,445)  (208,270,652)
Net assets at the beginning of period                   345,463,222    553,733,874
-------------------------------------------------  ----------------  -------------
Net assets at the end of period                        $278,499,777  $ 345,463,222
-------------------------------------------------  ----------------  -------------
Undistributed net investment income at the end of
 period                                                $         --  $          --
-------------------------------------------------  ----------------  -------------




                                See accompanying notes to financial statements.

----
21

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust is comprised of the Nuveen Innovation Fund ("Innovation"), Nuveen NWQ International Value Fund ("NWQ International Value") and Nuveen Rittenhouse Growth Fund ("Rittenhouse Growth") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust in 1997.

Innovation invests at least 65% of its total assets in stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry and in companies that develop, provide and service those technologies in an attempt to provide capital appreciation without consideration for income.

Effective October 7, 2002, the Nuveen International Growth Fund changed its name to the Nuveen NWQ International Value Fund as a result of the Board of Trustees and Shareholders' approval of NWQ Investment Management Company, LLC ("NWQ") as the Fund's new sub-adviser. NWQ International Value primarily invests in U.S.-traded American Depository Receipts in an attempt to provide long-term capital appreciation.

Rittenhouse Growth ordinarily invests at least 65% of its total assets in equity securities of large-capitalization companies with a high financial strength rating and a history of consistent earnings and predictable earnings growth ("blue chip companies") in an attempt to provide long-term growth of capital.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded. Securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds or its designee may establish a fair value for the security. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and/or delayed delivery purchase commitments. At January 31, 2003, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
Each Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B


----
22

Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Effective January 2, 2002, NWQ International Value began imposing a 2% redemption fee on shares that are redeemed or exchanged within 90 days of acquisition. During the six months ended January 31, 2003, $808 of redemption fees were imposed on shares redeemed and recorded as an increase to the Fund's paid-in capital.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2003.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that Innovation and NWQ International Value invest in securities that are denominated in a currency other than U.S. dollars, each Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Foreign Currency Transactions
Innovation and NWQ International Value may engage in foreign currency exchange transactions in connection with their portfolio investments and assets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward, options and futures contracts. Each Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, each Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, each Fund may segregate assets to cover its futures contracts obligations.

The objective of each Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. Each Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds did not enter into any foreign currency forward, options or futures contracts during the six months ended January 31, 2003.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Deferred Organization and Offering Costs
Rittenhouse Growth's share of costs incurred in connection with its organization, offering and initial registration of shares was deferred and amortized over a 60-month period beginning December 31, 1997 (commencement of operations).


----
23

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                               Innovation
                            -----------------------------------------------
                               Six Months Ended           Year Ended
                                   1/31/03                  7/31/02
                            ---------------------  ------------------------
                               Shares       Amount      Shares        Amount
    ------------------------------------------------------------------------
    Shares sold:
      Class A                191,008  $ 1,254,789      95,560  $    970,010
      Class B                 16,677      107,092      77,472       800,148
      Class C                 34,275      224,505     102,325     1,026,126
      Class R                 39,655      256,638     100,454       974,409
    ------------------------------------------------------------------------
                             281,615    1,843,024     375,811     3,770,693
    ------------------------------------------------------------------------
    Shares redeemed:
      Class A               (339,874)  (2,186,789)   (490,028)   (4,820,357)
      Class B               (170,758)  (1,070,293)   (493,039)   (4,649,060)
      Class C               (247,588)  (1,576,212)   (541,594)   (5,170,624)
      Class R                (38,296)    (251,542)   (116,049)   (1,084,115)
    ------------------------------------------------------------------------
                            (796,516)  (5,084,836) (1,640,710)  (15,724,156)
    ------------------------------------------------------------------------
    Net increase (decrease) (514,901) $(3,241,812) (1,264,899) $(11,953,463)
    ------------------------------------------------------------------------

                                        NWQ International Value
                            -----------------------------------------------
                               Six Months Ended           Year Ended
                                   1/31/03                  7/31/02
                            ---------------------  ------------------------
                               Shares       Amount      Shares        Amount
    ------------------------------------------------------------------------
    Shares sold:
      Class A                308,804  $ 4,213,067     467,207  $  7,156,006
      Class B                  3,006       38,699      11,682       180,239
      Class C                116,802    1,499,735     159,875     2,422,117
      Class R                 29,626      392,726      28,487       442,512
    ------------------------------------------------------------------------
                             458,238    6,144,227     667,251    10,200,874
    ------------------------------------------------------------------------
    Shares redeemed:
      Class A               (347,065)  (4,740,291)   (645,357)   (9,998,199)
      Class B                (23,846)    (312,383)   (118,366)   (1,787,934)
      Class C               (178,005)  (2,318,494)   (258,469)   (3,947,726)
      Class R                (29,067)    (392,882)    (66,588)   (1,052,989)
    ------------------------------------------------------------------------
                            (577,983)  (7,764,050) (1,088,780)  (16,786,848)
    ------------------------------------------------------------------------
    Net increase (decrease) (119,745) $(1,619,823)   (421,529) $ (6,585,974)
    ------------------------------------------------------------------------

----
24

                                           Rittenhouse Growth
                          ---------------------------------------------------
                              Six Months Ended              Year Ended
                                   1/31/03                   7/31/02
                          ------------------------  -------------------------
                               Shares        Amount      Shares         Amount
  ----------------------------------------------------------------------------
  Shares sold:
    Class A                  408,613  $  7,091,387     615,934  $  13,356,305
    Class B                  150,906     2,518,415     568,037     12,091,944
    Class C                  293,467     4,917,134     783,651     16,576,525
    Class R                   66,275     1,147,895     115,183      2,493,109
  ----------------------------------------------------------------------------
                             919,261    15,674,831   2,082,805     44,517,883
  ----------------------------------------------------------------------------
  Shares redeemed:
    Class A                 (663,708)  (11,375,001) (1,343,101)   (27,961,869)
    Class B               (1,011,718)  (16,785,364) (2,191,513)   (43,936,650)
    Class C                 (789,662)  (13,047,863) (1,766,374)   (35,926,993)
    Class R               (1,147,460)  (19,926,512)   (117,180)    (2,507,700)
  ----------------------------------------------------------------------------
                          (3,612,548)  (61,134,740) (5,418,168)  (110,333,212)
  ----------------------------------------------------------------------------
  Net increase (decrease) (2,693,287) $(45,459,909) (3,335,363) $ (65,815,329)
  ----------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investment securities and short-term investments for the six months ended January 31, 2003, were as follows:

                                                                NWQ
                                                      International  Rittenhouse
                                           Innovation         Value       Growth
--------------------------------------------------------------------------------
Purchases:
 Investment securities                   $  9,649,472   $20,369,858 $ 30,649,414
 Short-term investments                   171,408,000    76,972,000  896,521,866
Sales and maturities:
 Investment securities                     12,047,192    21,369,984   78,543,150
 Short-term investments                   168,919,000    76,491,000  896,149,058
--------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on security transactions.

At January 31, 2003, the cost of investments were as follows:

                                                     NWQ
                                           International  Rittenhouse
                                Innovation         Value       Growth
           ----------------------------------------------------------
           Cost of investments $27,078,812   $16,151,854 $352,743,904
           ----------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2003, were as follows:

                                                                                 NWQ
                                                                       International    Rittenhouse
                                                            Innovation         Value         Growth
---------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                            $ 1,115,469     $1,927,568  $  5,526,817
  Depreciation                                             (7,398,640)      (476,678)  (78,740,888)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments $(6,283,171)    $1,450,890  $(73,214,071)
---------------------------------------------------------------------------------------------------

The Funds had no undistributed ordinary income or net long-term capital gains at July 31, 2002, the Funds' last fiscal year end.

The Funds made no distributions from ordinary income or net long-term capital gains during the fiscal year ended July 31, 2002, the Funds' last fiscal year end.


----
25

At July 31, 2002, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                    NWQ
                                          International Rittenhouse
                               Innovation         Value      Growth
             ------------------------------------------------------
             Expiration year:
               2009           $15,694,979   $ 3,103,741 $        --
               2010            58,566,906    12,650,342  15,924,419
             ------------------------------------------------------
             Total            $74,261,885   $15,754,083 $15,924,419
             ------------------------------------------------------

The Funds have elected to defer net realized losses from investments and currency transactions incurred from November 1, 2001 through July 31, 2002 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following fiscal year:

                                            NWQ
                                  International Rittenhouse
                       Innovation         Value      Growth
                     --------------------------------------
                       $2,502,126      $772,899 $47,443,617
                     --------------------------------------

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

                                                               NWQ
                                                     International  Rittenhouse
                                         Innovation          Value       Growth
--------------------------------------------------------------------------------
For the first $125 million                   1.0000%        1.0500%       .8500%
For the next $125 million                     .9875         1.0375        .8375
For the next $250 million                     .9750         1.0250        .8250
For the next $500 million                     .9625         1.0125        .8125
For the next $1 billion                       .9500         1.0000        .8000
For net assets over $2 billion                .9250          .9750        .7750
--------------------------------------------------------------------------------

The Adviser may voluntarily agree to reimburse expenses from time to time, in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Columbus Circle Investors ("CCI"), NWQ Investment Management Company, LLC ("NWQ"), a wholly owned subsidiary of Nuveen Investments, Inc. and Rittenhouse Asset Management, Inc. ("Rittenhouse") (formerly, Rittenhouse Financial Services, Inc.), also a wholly owned subsidiary of Nuveen Investments, Inc. CCI, NWQ and Rittenhouse manage the investment portfolios of Innovation, NWQ International Value and Rittenhouse Growth, respectively. CCI, NWQ and Rittenhouse are compensated for their services from the management fee paid to the Adviser.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

During the six months ended January 31, 2003, Nuveen Investments, LLC (the "Distributor") (formerly, Nuveen Investments), a wholly owned subsidiary of Nuveen Investments, Inc., collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                        NWQ
                                              International Rittenhouse
                                   Innovation         Value      Growth
        ---------------------------------------------------------------
        Sales charges collected        $3,220        $1,632     $26,458
        Paid to authorized dealers      2,802         1,632      23,165
        ---------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

----
26

During the six months ended January 31, 2003, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                     NWQ
                                           International Rittenhouse
                                Innovation         Value      Growth
            --------------------------------------------------------
            Commission advances     $5,185        $2,033    $116,749
            --------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2003, the Distributor retained such 12b-1 fees as follows:

                                                     NWQ
                                           International Rittenhouse
                                Innovation         Value      Growth
            --------------------------------------------------------
            12b-1 fees retained    $31,828       $11,914    $576,344
            --------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended January 31, 2003, as follows:

                                                  NWQ
                                        International Rittenhouse
                             Innovation         Value      Growth
               --------------------------------------------------
               CDSC retained    $28,850       $13,924    $348,912
               --------------------------------------------------

At January 31, 2003, the Distributor owned 1,250 shares of each of NWQ International Value's Class A, B, and C shares and Nuveen Investments, Inc. owned 496,250 shares of Class R.



----
27

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                        Investment Operations      Less Distributions
                                    ----------------------------  ---------------------                    -------


INNOVATION



                                                    Net
                                              Realized/
                                        Net  Unrealized
                          Beginning Invest-     Invest-               Net               Ending              Ending
                                Net    ment        ment           Invest-                  Net                 Net
Year Ended                    Asset  Income        Gain              ment Capital        Asset     Total    Assets
July 31,                      Value  (Loss)      (Loss)     Total  Income   Gains Total  Value Return(a)     (000)
-------------------------------------------------------------------------------------------------------------------
Class A (12/99)
 2003(e)                     $ 6.91   $(.10)    $  (.45) $  (.55)     $--     $--  $--  $ 6.36     (7.96)% $ 4,157
 2002                         11.66    (.20)      (4.55)   (4.75)      --      --   --    6.91    (40.74)    5,544
 2001                         23.27    (.34)     (11.27)  (11.61)      --      --   --   11.66    (49.87)   13,958
 2000(d)                      20.00    (.26)       3.53     3.27       --      --   --   23.27     16.30    22,838
Class B (12/99)
 2003(e)                       6.77    (.12)       (.44)    (.56)      --      --   --    6.21     (8.27)    6,822
 2002                         11.50    (.27)      (4.46)   (4.73)      --      --   --    6.77    (41.13)    8,480
 2001                         23.15    (.48)     (11.17)  (11.65)      --      --   --   11.50    (50.22)   19,196
 2000(d)                      20.00    (.37)       3.52     3.15       --      --   --   23.15     15.70    33,288
Class C (12/99)
 2003(e)                       6.77    (.12)       (.44)    (.56)      --      --   --    6.21     (8.27)    8,789
 2002                         11.52    (.27)      (4.48)   (4.75)      --      --   --    6.77    (41.23)   11,026
 2001                         23.17    (.47)     (11.18)  (11.65)      --      --   --   11.52    (50.26)   23,813
 2000(d)                      20.00    (.37)       3.54     3.17       --      --   --   23.17     15.80    39,907
Class R (12/99)
 2003(e)                       6.94    (.09)       (.45)    (.54)      --      --   --    6.40     (7.78)    1,802
 2002                         11.70    (.18)      (4.58)   (4.76)      --      --   --    6.94    (40.68)    1,944
 2001                         23.29    (.28)     (11.31)  (11.59)      --      --   --   11.70    (49.72)    3,461
 2000(d)                      20.00    (.21)       3.50     3.29       --      --   --   23.29     16.45     4,020
-------------------------------------------------------------------------------------------------------------------

Class (Inception Date)


                             Before Credit/             After             After Credit/
                              Reimbursement       Reimbursement(b)      Reimbursement(c)
INNOVATION                ------------------    ------------------    ------------------
                                        Ratio                 Ratio                 Ratio
                                       of Net                of Net                of Net
                                      Invest-               Invest-               Invest-
                                         ment                  ment                  ment
                          Ratio of     Income   Ratio of     Income   Ratio of     Income
                          Expenses     (Loss)   Expenses     (Loss)   Expenses     (Loss)
                                to         to         to         to         to         to
                           Average    Average    Average    Average    Average    Average   Portfolio
Year Ended                     Net        Net        Net        Net        Net        Net    Turnover
July 31,                    Assets     Assets     Assets     Assets     Assets     Assets        Rate
------------------------------------------------------------------------------------------------------
Class A (12/99)
 2003(e)                      3.22%*   (3.01)%*     3.22%*   (3.01)%*     3.21%*   (3.00)%*        46%
 2002                         2.16     (2.06)       2.16     (2.06)       2.14     (2.04)         163
 2001                         1.96     (1.91)       1.96     (1.91)       1.92     (1.88)         240
 2000(d)                      1.97*    (1.89)*      1.89*    (1.82)*      1.86*    (1.79)*        117
Class B (12/99)
 2003(e)                      3.97*    (3.76)*      3.97*    (3.76)*      3.96*    (3.75)*         46
 2002                         2.91     (2.82)       2.91     (2.82)       2.90     (2.80)         163
 2001                         2.70     (2.66)       2.70     (2.66)       2.67     (2.63)         240
 2000(d)                      2.72*    (2.65)*      2.63*    (2.56)*      2.60*    (2.53)*        117
Class C (12/99)
 2003(e)                      3.97*    (3.76)*      3.97*    (3.76)*      3.96*    (3.75)*         46
 2002                         2.91     (2.82)       2.91     (2.82)       2.89     (2.80)         163
 2001                         2.71     (2.66)       2.71     (2.66)       2.67     (2.63)         240
 2000(d)                      2.75*    (2.68)*      2.60*    (2.53)*      2.57*    (2.50)*        117
Class R (12/99)
 2003(e)                      2.97*    (2.76)*      2.97*    (2.76)*      2.96*    (2.75)*         46
 2002                         1.91     (1.82)       1.91     (1.82)       1.89     (1.80)         163
 2001                         1.70     (1.66)       1.70     (1.66)       1.67     (1.63)         240
 2000(d)                      1.87*    (1.83)*      1.51*    (1.47)*      1.48*    (1.44)*        117
------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the period December 20, 1999 (commencement of operations) through July 31, 2000.
(e) For the six months ended January 31, 2003.



                                See accompanying notes to financial statements.

----
28

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                      Investment Operations     Less Distributions
                                                   --------------------------  ---------------------


NWQ INTERNATIONAL VALUE




                                                                  Net
                                                      Net   Realized/
                                         Beginning Invest  Unrealized              Net               Ending
                                               Net   ment     Invest-          Invest-                  Net
Year Ended                                   Asset Income   ment Gain             ment Capital        Asset     Total
July 31,                                     Value (Loss)      (Loss)    Total  Income   Gains Total  Value Return(a)
------------------------------------------------------------------------------------------------------------------------
Class A (12/99)
 2003(e)                                    $13.95  $  --      $ (.42) $ (.42)     $--     $--   $-- $13.53     (3.01)%
 2002                                        16.22   (.12)      (2.15)  (2.27)      --      --    --  13.95    (14.00)
 2001                                        22.93   (.18)      (6.53)  (6.71)      --      --    --  16.22    (29.26)
 2000(d)                                     20.00   (.15)       3.08    2.93       --      --    --  22.93     14.65
Class B (12/99)
 2003(e)                                     13.68   (.05)       (.41)   (.46)      --      --    --  13.22     (3.36)
 2002                                        16.03   (.23)      (2.12)  (2.35)      --      --    --  13.68    (14.66)
 2001                                        22.82   (.34)      (6.45)  (6.79)      --      --    --  16.03    (29.75)
 2000(d)                                     20.00   (.25)       3.07    2.82       --      --    --  22.82     14.10
Class C (12/99)
 2003(e)                                     13.68   (.05)       (.41)   (.46)      --      --    --  13.22     (3.36)
 2002                                        16.03   (.22)      (2.13)  (2.35)      --      --    --  13.68    (14.66)
 2001                                        22.82   (.32)      (6.47)  (6.79)      --      --    --  16.03    (29.75)
 2000(d)                                     20.00   (.24)       3.06    2.82       --      --    --  22.82     14.10
Class R (12/99)
 2003(e)                                     14.04    .02        (.43)   (.41)      --      --    --  13.63     (2.92)
 2002                                        16.29   (.06)      (2.19)  (2.25)      --      --    --  14.04    (13.81)
 2001                                        22.96   (.14)      (6.53)  (6.67)      --      --    --  16.29    (29.05)
 2000(d)                                     20.00   (.12)       3.08    2.96       --      --    --  22.96     14.80
------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                       Ratios/Supplemental Data
                                         -----------------------------------------------------------------------------------
                                                    Before Credit/             After             After Credit/
                                                     Reimbursement       Reimbursement(b)      Reimbursement(c)
NWQ INTERNATIONAL VALUE                          ------------------    ------------------    ------------------
                                                               Ratio                 Ratio                 Ratio
                                                              of Net                of Net                of Net
                                                             Invest-               Invest-               Invest-
                                                                ment                  ment                  ment
                                                 Ratio of     Income   Ratio of     Income   Ratio of     Income
                                                 Expenses     (Loss)   Expenses     (Loss)   Expenses     (Loss)
                                          Ending       to         to         to         to         to         to
                                             Net  Average    Average    Average    Average    Average    Average   Portfolio
Year Ended                                Assets      Net        Net        Net        Net        Net        Net    Turnover
July 31,                                   (000)   Assets     Assets     Assets     Assets     Assets     Assets        Rate
-----------------------------------------------------------------------------------------------------------------------------
Class A (12/99)
 2003(e)                                 $ 3,371     2.43%*    (.78)%*     1.75%*    (.09)%*     1.70%*    (.04)%*       117%
 2002                                      4,011     1.83      (.84)       1.83      (.84)       1.76      (.77)         183
 2001                                      7,551     2.12      (.99)       2.12      (.98)       2.05      (.92)         224
 2000(d)                                  10,676     2.66*    (1.90)*      1.82*    (1.05)*      1.75*     (.99)*        111
Class B (12/99)
 2003(e)                                   2,223     3.17*    (1.50)*      2.50*     (.83)*      2.45*     (.78)*        117
 2002                                      2,586     2.60     (1.59)       2.60     (1.59)       2.53     (1.52)         183
 2001                                      4,741     2.87     (1.79)       2.86     (1.78)       2.79     (1.71)         224
 2000(d)                                   6,435     3.41*    (2.61)*      2.57*    (1.76)*      2.50*    (1.70)*        111
Class C (12/99)
 2003(e)                                   3,701     3.16*    (1.52)*     2..50*     (.86)*      2.45*     (.81)*        117
 2002                                      4,667     2.58     (1.53)       2.58     (1.53)       2.51     (1.46)         183
 2001                                      7,048     2.86     (1.72)       2.86     (1.72)       2.79     (1.65)         224
 2000(d)                                   6,925     3.40*    (2.58)*      2.58*    (1.75)*      2.51*    (1.69)*        111
Class R (12/99)
 2003(e)                                   8,131     2.17*     (.48)*      1.50*      .18*       1.45*      .24*         117
 2002                                      8,367     1.56      (.48)       1.56      (.48)       1.49      (.41)         183
 2001                                     10,325     1.87      (.79)       1.86      (.78)       1.79      (.71)         224
 2000(d)                                  14,265     2.58*    (1.99)*      1.50*     (.90)*      1.43*     (.84)*        111
-----------------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the period December 20, 1999 (commencement of operations) through July 31, 2000.
(e) For the six months ended January 31, 2003.




                                See accompanying notes to financial statements.

----
29

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                 Investment Operations       Less Distributions
                                              ---------------------------  ----------------------


RITTENHOUSE GROWTH



                                                              Net
                                                        Realized/
                                                  Net  Unrealized
                                    Beginning Invest-     Invest-              Net                 Ending
                                          Net    ment        ment          Invest-                    Net
                                        Asset  Income        Gain             ment Capital          Asset     Total
Year Ended July 31,                     Value  (Loss)      (Loss)    Total  Income   Gains   Total  Value Return(a)
----------------------------------------------------------------------------------------------------------------------
Class A (12/97)
 2003(e)                               $17.48   $(.04)     $(1.11) $(1.15)     $--   $  --  $  --  $16.33     (6.58)%
 2002                                   23.92    (.12)      (6.32)  (6.44)      --      --     --   17.48    (26.92)
 2001                                   29.09    (.13)      (5.04)  (5.17)      --      --     --   23.92    (17.77)
 2000                                   25.10    (.12)       4.12    4.00       --    (.01)  (.01)  29.09     15.93
 1999                                   22.75    (.04)       2.45    2.41       --    (.06)  (.06)  25.10     10.62
 1998(d)                                20.00    (.01)       2.76    2.75       --      --     --   22.75     13.75
Class B (12/97)
 2003(e)                                16.89    (.11)      (1.06)  (1.17)      --      --     --   15.72     (6.93)
 2002                                   23.31    (.28)      (6.14)  (6.42)      --      --     --   16.89    (27.54)
 2001                                   28.55    (.33)      (4.91)  (5.24)      --      --     --   23.31    (18.35)
 2000                                   24.82    (.33)       4.07    3.74       --    (.01)  (.01)  28.55     15.01
 1999                                   22.66    (.23)       2.45    2.22       --    (.06)  (.06)  24.82      9.86
 1998(d)                                20.00    (.11)       2.77    2.66       --      --     --   22.66     13.30
Class C (12/97)
 2003(e)                                16.90    (.11)      (1.06)  (1.17)      --      --     --   15.73     (6.92)
 2002                                   23.32    (.28)      (6.14)  (6.42)      --      --     --   16.90    (27.53)
 2001                                   28.56    (.33)      (4.91)  (5.24)      --      --     --   23.32    (18.35)
 2000                                   24.84    (.33)       4.06    3.73       --    (.01)  (.01)  28.56     15.01
 1999                                   22.67    (.23)       2.46    2.23       --    (.06)  (.06)  24.84      9.86
 1998(d)                                20.00    (.11)       2.78    2.67       --      --     --   22.67     13.35
Class R (12/97)
 2003(e)                                17.68    (.02)      (1.12)  (1.14)      --      --     --   16.54     (6.45)
 2002                                   24.15    (.07)      (6.40)  (6.47)      --      --     --   17.68    (26.79)
 2001                                   29.29    (.07)      (5.07)  (5.14)      --      --     --   24.15    (17.55)
 2000                                   25.22    (.05)       4.13    4.08       --    (.01)  (.01)  29.29     16.17
 1999                                   22.79     .02        2.47    2.49       --    (.06)  (.06)  25.22     10.95
 1998(d)                                20.00     .03        2.76    2.79       --      --     --   22.79     13.95
----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                  Ratios/Supplemental Data
                                    ------------------------------------------------------------------------------------
                                                Before Credit/             After             After Credit/
                                                 Reimbursement       Reimbursement(b)      Reimbursement(c)
RITTENHOUSE GROWTH                              --------------       ----------------      ----------------
                                                           Ratio                 Ratio                 Ratio
                                                          of Net                of Net                of Net
                                                         Invest-               Invest-               Invest-
                                                            ment                  ment                  ment
                                             Ratio of     Income   Ratio of     Income   Ratio of     Income
                                             Expenses     (Loss)   Expenses     (Loss)   Expenses     (Loss)
                                      Ending       to         to         to         to         to         to
                                         Net  Average    Average    Average    Average    Average    Average   Portfolio
                                      Assets      Net        Net        Net        Net        Net        Net    Turnover
Year Ended July 31,                    (000)   Assets     Assets     Assets     Assets     Assets     Assets        Rate
-------------------------------------------------------------------------------------------------------------------------
Class A (12/97)
 2003(e)                            $ 56,480     1.62%*    (.51)%*     1.62%*    (.51)%*     1.62%*    (.51)%*        10%
 2002                                 64,914     1.45      (.58)       1.45      (.58)       1.45      (.58)          27
 2001                                106,264     1.35      (.50)       1.35      (.50)       1.35      (.50)          35
 2000                                121,610     1.37      (.47)       1.35      (.45)       1.35      (.45)          28
 1999                                101,080     1.27      (.18)       1.27      (.18)       1.27      (.18)          22
 1998(d)                              43,092     1.42*     (.16)*      1.35*     (.09)*      1.35*     (.09)*          4
Class B (12/97)
 2003(e)                             122,298     2.37*    (1.26)*      2.37*    (1.26)*      2.37*    (1.26)*         10
 2002                                145,947     2.20     (1.33)       2.20     (1.33)       2.20     (1.33)          27
 2001                                239,203     2.10     (1.26)       2.10     (1.26)       2.10     (1.25)          35
 2000                                287,993     2.13     (1.23)       2.10     (1.20)       2.10     (1.20)          28
 1999                                222,156     2.02      (.93)       2.01      (.93)       2.01      (.93)          22
 1998(d)                              81,823     2.17*     (.91)*      2.10*     (.84)*      2.10*     (.84)*          4
Class C (12/97)
 2003(e)                              89,568     2.37*    (1.26)*      2.37*    (1.26)*      2.37*    (1.26)*         10
 2002                                104,626     2.20     (1.33)       2.20     (1.33)       2.20     (1.33)          27
 2001                                167,272     2.10     (1.25)       2.10     (1.25)       2.10     (1.25)          35
 2000                                190,520     2.13     (1.23)       2.10     (1.20)       2.10     (1.20)          28
 1999                                146,927     2.01      (.93)       2.01      (.93)       2.01      (.93)          22
 1998(d)                              43,260     2.17*     (.91)*      2.10*     (.84)*      2.10*     (.84)*          4
Class R (12/97)
 2003(e)                              10,155     1.35*     (.22)*      1.35*     (.22)*      1.35*     (.22)*         10
 2002                                 29,977     1.20      (.34)       1.20      (.34)       1.20      (.34)          27
 2001                                 40,995     1.10      (.25)       1.10      (.25)       1.10      (.25)          35
 2000                                 49,256     1.12      (.21)       1.10      (.19)       1.10      (.19)          28
 1999                                 45,211     1.03       .08        1.03       .08        1.03       .08           22
 1998(d)                              37,664     1.19*      .11*       1.10*      .20*       1.10*      .20*           4
-------------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) For the period December 31, 1997 (commencement of operations) through July 31, 1998.
(e) For the six months ended January 31, 2003.



                                See accompanying notes to financial statements.

----
30

                                     Notes

--------------------------------------------------------------------------------
31

                                     Notes

--------------------------------------------------------------------------------
32

FUND INFORMATION

FUND MANAGER
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

SUBADVISERS
Columbus Circle Investors
Metro Center
One Station Place
Stamford, CT  06902

NWQ Investment Management
Company, LLC
2049 Century Park East
Los Angeles, CA  90067

Rittenhouse Asset Management, Inc.
Five Radnor Corporate Center
Radnor, PA  19087

LEGAL COUNSEL
Chapman and Cutler
Chicago, IL

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Chicago, IL

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
Boston Financial Data Services, Inc.

Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800)257-8787

GLOSSARY OF TERMS USED IN THIS REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.

Average Price/Earnings Ratio (P/E Ratio): The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. The average of the price/earnings ratio of a Fund is a weighted average of all the current P/E ratios of the stocks in a mutual fund's portfolio.

Beta: Beta is a measure of a equity's or a fund's sensitivity to underlying market movements. The higher the beta, the more volatile the equity or fund can be expected to be in relation to the market. The beta of the comparative underlying market is 1.00 by definition, so that a beta of 1.20 means that the fund has performed 20% better than its benchmark in up markets and 20% worse in down markets, assuming all other factors remain constant.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

33

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SERVING INVESTORS

FOR GENERATIONS

[PHOTO OF JOHN NUVEEN, Sr. APPEARS HERE]
John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, Nuveen Investments has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

Nuveen Investments

Distributed by Nuveen Investments, LLC

333 West Wacker Drive . Chicago . Illinois 60606 . P 800 257 8787

www.nuveen.com

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